Revenue Recognition	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenue Recognition	Revenue Recognition
On November 21, 2023 (the “Effective Date”), the Group announced that two of its wholly owned subsidiaries, Connect HK and Connect SZ (together as the “Licensor”), entered into an exclusive license and collaboration agreement (the “License Agreement”) with Simcere Pharmaceutical Co., Ltd. (the “Licensee” or “Simcere”), a subsidiary of Simcere Pharmaceutical Group Ltd. to develop and commercialize Connect Biopharma’s rademikibart in Greater China.

The Licensee has been granted exclusive rights to develop, manufacture and commercialize rademikibart for all indications in Greater China, including mainland China, Hong Kong, Macau, and Taiwan (the “Territory”), while the Licensor retains rights in all other markets. Under the License Agreement, Licensor will complete all of rademikibart’s ongoing clinical trials and related analysis in the Territory in atopic dermatitis (“AD”), while the Licensee will be responsible for rademikibart’s new drug application for AD in China and will also conduct and be responsible for the costs of all future clinical studies in all additional disease indications for rademikibart in Greater China.

The License Agreement includes upfront license fees, reimbursement of research and development costs and contingent consideration payments based on the achievement of collaboration objectives and milestones. According to the terms of the License Agreement, the Licensor will receive a 150 million RMB (approximately USD 21 million) upfront payment, up to 875 million RMB (approximately USD 123 million) upon achieving certain development and commercial milestones, in addition to royalties up to low double-digit percentages of net sales. Additionally, under the terms of the License Agreement, the Licensor will receive 30 million RMB (approximately USD 4 million) of cost reimbursements for the development activities for the ongoing AD clinical trials. As of December 31, 2023, 100 million RMB, less VAT of 5.6 million RMB (approximately USD 13.3 million) of the upfront payment has been received, while the remainder of 50 million RMB, less VAT of 2.8 million RMB (approximately USD 6.7 million) has been received in the first quarter of 2024.

Simcere License Agreement

The Group concluded that the License Agreement is in the scope of IFRS 15.

Under IFRS 15, the Group evaluated whether the goods or services promised to the Licensee in the License Agreement represent separate or combined performance obligations. The Group determines goods or service promised under a contract as material performance obligations under the contract only if such good or service is distinct; or series of distinct goods or services that are substantially the same and that have the same pattern of transfer to the customer (i.e. each distinct good or service in the series is satisfied over time and the same method is used to measure progress). The Group has determined that the following goods or services within the License-out Agreement represent separate material performance obligations:

1.the grant of license to the intellectual property ("IP")
2.the performance of development services to continue and complete the ongoing trials

Contract Term

The term of the License Agreement is coterminous with the period up to which sales-based royalty payments shall be made, which is approximately 12 years after commercialization of the licensed compound. After this period, the license is considered fully paid and Simcere can continue to exploit the rights in the license in the Territory.

Transaction Price

At the Effective Date, the Group determined the transaction price to be 180 million RMB (approximately USD 25 million), which is comprised of (i) a 150 million RMB (approximately USD 21 million) upfront payment for the grant of license to the Licensee and (ii) 30 million RMB (approximately USD 4 million) of cost reimbursement upon delivery of certain clinical trial reports.

The Group considers future development and regulatory milestone payments under the arrangement, to the extent that the inclusion of such variable consideration could result in a significant reversal of cumulative revenue in future periods, to be constrained at the Effective Date and as of December 31, 2023 because these milestones are not within the control of the Group.

Sales-based milestone payments and royalties are payable when annual sales of a covered product reach specified levels and sales occur. When an intellectual property license is determined to be a predominant promise in the arrangement, sales-based milestone payments and royalties are recognized at the later of when the associated performance obligation has been satisfied or when the sales occur.
Allocation of the Transaction Price

The transaction price is generally allocated to the identified performance obligations based on the relative standalone selling price (“SSP”) of each distinct performance obligation. However the Group has allocated certain regulatory and development milestone payments only to certain specific performance obligation(s) where the terms of such payments relate specifically to the Group’s efforts to satisfy the respective performance obligation, and provided that such allocation is consistent with the objective that transaction price is allocated to each performance obligation in order to reflect the consideration to which the Group expects to be entitled to receive in exchange for satisfying those performance obligations.

Recognition

The Group utilizes judgment to assess when control of the goods and services transfers to the licensee, to determine whether the performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. When recognizing revenue over time, the Group evaluates the measure of progress each reporting period and, if necessary, adjusts the progress of performance and related revenue recognition.

The Group expects to recognize the transaction price of 180 million RMB (approximately USD 25 million), at a point in time or over the expected performance period of each respective performance obligation described above. No revenue was recognized during the year ended December 31, 2023. The Group expects to commence recognition of revenue from this License Agreement starting when the Company substantially completes the transfer of the IP and know-how to Simcere.

Contract Assets

As of December 31, 2023, there were no contract assets under the License-out Agreement.

Contract Liabilities

As of December 31, 2023, the Group had a contract liability for the upfront fee received of 100 million RMB, less VAT of 5.6 million RMB (approximately USD 13.3 million).